EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

dated as of

February 15, 2023

between

STARCO BRANDS, INC.

and

Hamilton start, llc

on behalf of

the investors,

as defined herein

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated as of February 15, 2023 (this “Agreement”), is entered into by and between Starco Brands, Inc., a Nevada corporation (the “Acquiror”) and Hamilton Start, LLC, in its capacity as the Stockholder Representative (the “Stockholder Representative”), on behalf of the Investors (as defined below) and any Transferee thereof that become party to this Agreement.

WHEREAS, the parties to this Agreement have entered into a certain Merger Agreement, dated as of February 14, 2023 (the “Merger Agreement”) by and among the Acquiror, Starco Merger Sub I, Inc., a Delaware corporation, Soylent Nutrition, Inc., a Delaware corporation, and the Stockholder Representative;

WHEREAS, the Investors will receive the Registrable Securities (as defined below) from the Acquiror pursuant to the Merger Agreement; and

WHEREAS, the Acquiror is granting to the Investors certain rights to have such shares of Common Stock registered for resale to the public on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article 1

Definitions

Section 1.01. Definitions. The following terms, as used herein, have the following meanings:

“Acquiror” has the meaning set forth in the preamble.

“Affiliate,” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agreement” has the meaning set forth in the preamble, as amended, modified or supplemented from time to time, together with any exhibits, schedules, appendices or other attachments thereto.

“Business Day” means any day that is not a Saturday, Sunday or other day in which banks are not required or authorized to be closed in New York City, New York.

“Common Stock” means shares of the Class A Common Stock, par value $0.001 per share, of the Acquiror.

1

“Company Preferred Stockholders” has the meaning set forth in the Merger Agreement

“Damages” has the meaning set forth in Section 3.01.

“Effective Date” means the date that the Registration Statement is first declared effective by the SEC, which shall in no event be later than one hundred eighty (180) days after the Filing Date (“Effectiveness Deadline”).

“Effectiveness Period” has the meaning set forth in Section 2.01(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Registration” means: (i) a registration relating to the sale or grant of securities to employees of the Acquiror or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to a Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

“Filing Date” means the first (1st) year anniversary of this Agreement; provided, that, if such day is not a Business Day, then the next date that is a Business Day.

“Free Writing Prospectus” has the meaning set forth in Rule 405 of the Securities Act.

“Holdback Amount” has the meaning set forth in the Merger Agreement

“Indemnified Party” has the meaning set forth in Section 3.03.

“Indemnifying Party” has the meaning set forth in Section 3.03.

“Investors” means the Company Preferred Stockholders that have executed the Voting Agreement and Demir Vangelov (who has also executed Voting Agreement).

“Joinder Agreement” has the meaning set forth in Section 4.01(a).

“Merger Agreement” has the meaning set forth in the recitals.

“Merger Consideration” has the meaning set forth in the Merger Agreement.

“Notice” has the meaning set forth in Section 4.02.

“OTC” means the OTC Markets Group.

2

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated therein by reference in such Prospectus.

“Registrable Securities” means, at any time, any Securities issued to the Investors in connection with the Merger Agreement, including, without limitation, the Merger Consideration, the Holdback Amount and the Share Adjustment, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization, exchange or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Section 2 with respect to the Registrable Securities, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144,” “Rule 144A,” “Rule 145,” “Rule 172,” “Rule 405,” “Rule 415,” and “Rule 424” means Rule 144, Rule 144A, Rule 145, Rule 172, Rule 405, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means Common Stock of the Acquiror, including any Common Stock issued in connection with the exercise of outstanding options or warrants.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, selling fees or commissions applicable to any sale of Registrable Securities.

“Share Adjustment” has the meaning set forth in the Merger Agreement.

3

“Stockholder Representative’s Counsel” has the meaning set forth in Section 2.02(a).

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC), a day on which the Common Stock is quoted in the over-the-counter market, as reported by the OTC, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that, in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC on which the Common Stock is listed or quoted for trading on the date in question.

“Transactions” means the transactions contemplated by this Agreement and the Merger Agreement.

“Transfer” means, with respect to any Registrable Securities, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Registrable Securities or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Registrable Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing.

“Transferee” means a Person to whom Registrable Securities are Transferred by such Investor; provided that such Transfer is not made in a registered offering or pursuant to Rule 144.

“Voting Agreement” means that certain Voting Agreement in substantially the form attached as Exhibit C to the Merger Agreement.

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections or Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

4

Article 2

Registration Rights

Section 2.01 Registration Statement.

(a) On or prior to the Filing Date, the Acquiror shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor provision); provided, that if any Registrable Securities are issued after the Filing Date or the date that the Registration Statement is declared effective, the Acquiror shall take commercially reasonable steps to include such Registrable Securities in the Registration Statement or file a new Registration Statement covering the resale of such Registrable Securities within 180 days after such Registrable Securities are issued. Notwithstanding the registration obligations set forth in this Section 2.01(a), if the SEC informs the Acquiror that all of the Registrable Securities cannot, as a result of the application of Rule 415 or otherwise, be registered for resale as a secondary offering on a single registration statement, the Acquiror agrees to promptly inform each of the Investors thereof and use its commercially reasonable efforts to file amendments to the initial Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC; provided, however, that prior to filing such amendment, the Acquiror shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities. Notwithstanding any other provision of this Agreement, if the SEC or any SEC guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

(i)	First, the Acquiror shall reduce or eliminate any securities to be included other than Registrable Securities; and

(ii)	Second, the Acquiror shall reduce Registrable Securities to be registered for each Investor on a pro rata basis based on the total number of Registrable Securities held by such Investor.

In the event of a cutback hereunder, the Acquiror shall give the Investor at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Acquiror amends the Registration Statement in accordance with the foregoing, the Acquiror will use its best efforts to file with the SEC, as promptly as allowed by the SEC or SEC guidance provided to the Acquiror or to registrants of securities in general, one or more registration statements on such form available to register for resale those Registrable Securities that were not registered for resale on such Registration Statement, as amended.

5

(b) The Acquiror shall use best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement or under Rule 144 (the “Effectiveness Period”). The Acquiror acknowledges and agrees that each and every Investor shall have the right to seek and pursue any and all remedies available at law or in equity, including, without limitation, monetary damages and specific performance, in the event that:

(i)	the Registration Statement is not filed by the Filing Date,

(ii)	the Registration Statement is not declared effective by the SEC by the Effectiveness Deadline,

(iii)	the Registration Statement is not continuously effective during the Effectiveness Period (subject to allowable exclusions provided for under this Agreement),

(iv)	the Acquiror fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c), or

(v)	the Acquiror has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Acquiror fails to satisfy any condition set forth in Rule 144(i)(2), as a result of which, any of the Investors are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions).

(c) Notwithstanding anything in this Agreement to the contrary, the Acquiror may, by written notice of its Board of Directors to the Stockholder Representative, suspend sales under a Registration Statement after the Effective Date thereof and/or require that each Investor immediately cease the sale of Registrable Securities pursuant thereto and/or defer the filing of any subsequent Registration Statement, in each case for a period not to exceed sixty (60) days (such period, the “Suspension Period”), if the Acquiror is engaged in a material merger, acquisition or sale or another event has occurred and the board of directors of the Acquiror determines in good faith, by appropriate resolutions, that, as a result of such activity or event:

(i)	it would be materially detrimental to the Acquiror (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or

6

(ii)	it is in the best interests of the Acquiror to suspend sales under such Registration Statement at such time; provided, that:

(1)	this right shall not be invoked by the Acquiror more than once in any consecutive twelve (12) month period and

(2)	during such period, the Acquiror shall not register any securities for its or any other Person’s account.

Upon receipt of such notice by the Stockholder Representative, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until the Stockholder Representative is advised in writing by the Acquiror that the current Prospectus or amended Prospectus, as applicable, may be used; provided, that such advice by the Acquiror shall be given prior to the end of the Suspension Period. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the board of directors of the Acquiror) the failure to require such suspension would be materially detrimental to the Acquiror. Immediately after the end of any suspension period under this Section 2.01(c), the Acquiror shall use reasonable best efforts to take all necessary actions (including filing any required supplemental Prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of each Investor to publicly resell its Registrable Securities pursuant to such effective Registration Statement.

Section 2.02 Registration Procedures. In connection with the Acquiror’s registration obligations hereunder, the Acquiror shall:

(a) Not less than ten (10) Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to the Stockholder Representative and counsel to the Stockholder Representative (“Stockholder Representative’s Counsel”) copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review and reasonable approval of the Stockholder Representative and the Stockholder Representative’s Counsel. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto or to any prospectus contained therein without the prior consent of the Stockholder Representative, which consent shall not be unreasonably withheld.

(b)

(i)	Subject to Section 2.01(c), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;

7

(ii)	cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and

(iii)	comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Stockholder Representative as promptly as reasonably possible, and if requested by the Stockholder Representative confirm such notice in writing no later than two (2) Trading Days thereafter, of any of the following events:

(i)	the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any proceedings for that purpose;

(ii)	the Acquiror receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or

(iii)	the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of:

(i)	any order suspending the effectiveness of any Registration Statement, or

(ii)	any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e) Promptly deliver to the Stockholder Representative, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Stockholder Representative may reasonably request. The Acquiror hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

8

(f) Prior to any public offering of Registrable Securities, during the Effectiveness Period, use reasonable best efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Stockholder Representative requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Acquiror shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g) Cooperate with the Stockholder Representative to facilitate the timely preparation and delivery of certificates or book-entry records, as required by the Stockholder Representative, representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or records, as applicable, shall be free, to the extent permitted by the Transactions and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as the Stockholder Representative may reasonably request.

(h) Upon the occurrence of any event described in Section 2.02(c), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Comply with all rules and regulations of the SEC applicable to the registration of the Registrable Securities.

(j) Comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, reasonably promptly inform the Stockholder Representative in writing if, at any time during the Effectiveness Period, the Acquiror does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

9

(k) Use reasonable best efforts to cause all Common Stock included in the Registrable Securities to be listed on the national securities exchange, if any, on which similar securities issued by the Acquiror are then listed.

(l) With respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Investor, which Free Writing Prospectuses or other materials shall be subject to the prior reasonable review of the Stockholder Representative and Stockholder Representative’s Counsel provided, however, the Acquiror shall not be responsible or liable for any use of a Free Writing Prospectus by an Investor without the prior written consent of the Acquiror.

(m) As expeditiously as possible and within the deadlines specified by the Securities Act, make all required filings of all prospectuses and Free Writing Prospectuses with the SEC.

(n) As expeditiously as possible and within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any registration statement or prospectus used under this Agreement (and any offering covered thereby).

(o) To take all other reasonable steps necessary to effect the registration and disposition of the Registrable Securities contemplated hereby.

Section 2.03 Investor Information. It shall be a condition precedent to the obligations of the Acquiror to complete the registration or Prospectus supplement filing pursuant to this Agreement with respect to the Registrable Securities of any Investor that the Stockholder Representative (on behalf of such Investor and not in his individual capacity) furnishes to the Acquiror the information reasonably requested by the Acquiror and such other information regarding such Investor, the Registrable Securities and other Common Stock held by such Investor and the intended method of disposition of the Registrable Securities held by such Investor as shall be reasonably required to effect the registration of such Registrable Securities or file a Prospectus supplement with respect to the Registrable The Stockholder Representative shall have no liability for any of this information so provided. The Acquiror shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Acquiror unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the Securities Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or the Merger Agreement. The Acquiror agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

10

Section 2.04 Registration Expenses. The Acquiror shall pay all fees and expenses (other than Selling Expenses) incurred in connection with the performance of or compliance with Section 2 of this Agreement by the Acquiror, including without limitation:

(a) all registration and filing fees and expenses including, without limitation, those related to filings with the SEC, FINRA, any Trading Market and in connection with applicable state securities or Blue Sky laws,

(b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities),

(c) messenger, telephone and delivery expenses,

(d) fees and disbursements of counsel for the Acquiror,

(e) fees and expenses of all other Persons retained by the Acquiror in connection with the consummation of the transactions contemplated by this Agreement (including fees and expenses of the Acquiror’s independent certified public accountants and counsel),

(f) all listing fees to be paid by the Acquiror to the Trading Market and

(g) the reasonable and customary fees and expenses of one firm of counsel to the Investors (which firm shall be selected by the Investors). All Selling Expenses incurred in connection with the sale of Registrable Securities shall be borne by the Investors or other holders selling such Registrable Securities in proportion to such Investors’ or other holders’ Registrable Securities sold.

Section 2.05. Reports Under the Exchange Act. With a view to making available to the Investors the benefits of Rule 144, the Acquiror agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Acquiror under the Securities Act and the Exchange Act so long as the Acquiror remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Investor, so long as such Investor owns Registrable Securities, promptly upon request,

(i)	a written statement by the Acquiror, if true, that it has complied with the reporting, submission and posting requirements of Rule 144, the Securities Act and the Exchange Act,

11

(ii)	a copy of the most recent annual or quarterly report of the Acquiror and such other reports and documents so filed by the Acquiror with the SEC if such reports are not publicly available via EDGAR, and

(iii)	such other information as may be reasonably requested to permit the Investors to sell Registrable Securities pursuant to Rule 144 without registration.

Section 2.06. Acquiror Registration. If the Acquiror proposes to register (including for this purpose a registration effected by the Acquiror for stockholders other than the Investors) any of its capital stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Acquiror shall, at such time, promptly give each Investor notice of such registration. Upon the request of each Investor given within twenty (20) days after such notice is given by the Acquiror, the Acquiror shall, subject to the provisions of this Section 2.06, cause to be registered all of the Registrable Securities that each such Investor has requested to be included in such registration. The Acquiror shall have the right to terminate or withdraw any registration initiated by it under this Section 2.06 before the effective date of such registration, whether or not any Investor has elected to include Registrable Securities in such registration. The expenses of such withdrawn registration shall be borne by the Acquiror. In connection with any offering involving an underwriting of shares of the Acquiror’s capital stock pursuant to this Section 2.06, the Acquiror shall not be required to include any of an Investor’s Registrable Securities in such underwriting unless such Investor accepts the terms of the underwriting as agreed upon between the Acquiror and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Acquiror. If the total number of securities, including Registrable Securities, requested by Investors to be included in such offering exceeds the number of securities to be sold (other than by the Acquiror) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Acquiror shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Acquiror determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Investors in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Investor or in such other proportions as shall mutually be agreed to by all such selling Investors. To facilitate the allocation of shares in accordance with the above provisions, the underwriters may round the number of shares allocated to any investor to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Acquiror) are first entirely excluded from the offering.

12

Article 3

Indemnification and Contribution

Section 3.01. Indemnification by the Acquiror. The Acquiror agrees to indemnify and hold harmless each Investor and their Affiliates and their respective its officers, directors, employees, partners and agents, and each Person, if any, who controls such Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively, “Damages”) caused by or relating to any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any filing or document incidental to the registration of the Registrable Securities (as amended or supplemented if the Acquiror shall have furnished any amendments or supplements thereto) or any preliminary prospectus or free-writing prospectus (as defined in Rule 405), or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Acquiror by such Investor expressly for use therein. The Acquiror also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Investor provided in this Section 3.01.

Section 3.02 Indemnification by Participating Investors. Each Investor holding Registrable Securities included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Acquiror, its officers, directors, employees, partners and agents and each Person, if any, who controls the Acquiror within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Acquiror to such Investor provided in Section 3.01, but only with respect to information furnished in writing by such Investor expressly for use in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented thereto) or any preliminary prospectus or free-writing prospectus. Each such Investor also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Acquiror provided in this Section 3.02. No Investor shall be liable under this Section 3.02 for any Damages in excess of the proceeds received by such Investor in the sale of Registrable Securities of such Investor to which such Damages relate; provided, however, that no limitation on liability shall be imposed for any Damages that are a result of fraud or intentional misrepresentation on behalf of such Investor.

13

Section 3.03. Conduct of Indemnification Proceedings. If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 3, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses, provided that the failure of any Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed, in writing, to the retention of such counsel, (b) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, including one or more defenses or counterclaims that are different from or in addition to those available to the Indemnifying Party, or (c) the Indemnifying Party shall have failed to assume the defense within thirty (30) days of notice pursuant to this Section 3.03. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (a) includes an unconditional release of such Indemnified Party from all liabilities and obligations arising out of such proceeding, (b) does not include any injunctive or other equitable or non-monetary relief applicable to or affecting such Indemnified Party, and (c) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of such Indemnified Party.

Section 3.04. Contribution. If the indemnification provided for in this Article 3 is unavailable to the Indemnified Parties in respect of any Damages, then each Indemnifying Party, in lieu of indemnifying the Indemnified Parties, shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the untrue or alleged untrue statements of a material fact or omissions or alleged omissions of a material fact that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Damages shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Article 3 was available to such party in accordance with its terms.

14

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.04 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.04, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, except in the case of fraud by such Investor. Each Investor’s obligation to contribute pursuant to this Section 3.04 is several and in proportion to the net proceeds of the offering received by such Investor compared to the total proceeds of the offering received by all such Investors.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Article 3 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Article 4

Miscellaneous

Section 4.01. Binding Effect; Assignability; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Any Investor that ceases to own beneficially any Acquiror securities shall cease to be bound by the terms hereof (other than the provisions of Article 3 applicable to such Investor with respect to any offering of Registrable Securities completed before the date such Investor ceased to own any Acquiror securities, and this Article 4).

(a) Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any Transfer of Registrable Securities or otherwise, except that each Investor may assign rights hereunder to any Transferee of such Investor who executes and deliver to the Acquiror an agreement to be bound by this Agreement in the form of Exhibit A hereto (a “Joinder Agreement”) and shall thenceforth be an “Investor”.

(b) Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement; provided, that each of the Investors and any Transferee thereof who has executed a Joinder Agreement are express third party beneficiaries under this Agreement and shall be entitled to all rights of “Investors” hereunder as if a party hereto.

15

Section 4.02. Notices. All notices, requests and other communications (each, a “Notice”) to any party shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail with postage prepaid and return receipt requested or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following addresses or sent by electronic transmission:

(a)	if to the Acquiror to:

Starco Brands, Inc.

250 26th Street, Suite 200

Santa Monica, CA 90402

Attention: Ross Sklar

Email: Ross@thestarcogroup.com

with a copy (which shall not constitute notice) to:

Proskauer Rose LLP

2029 Century Park East, Suite 2400

Los Angeles, CA 90067-3010

Attention: Will Chuchawat

Email: WChuchawat@proskauer.com

(b)	if to the Stockholder Representative to:

Hamilton Start, LLC

with a copy (which shall not constitute notice) to:

Sheppard, Mullin, Richter & Hampton LLP

333 South Hope St., 43rd Floor

Los Angeles, CA 90071

Attention: James J. Thompson, Esq.

Email: JThompson@sheppardmullin.com

All such notices or other communications shall be deemed to have been received on the date of the personal delivery, on the third Business Day after the mailing or dispatch thereof, or in the case of electronic mail or facsimile transmission, on the date received, subject to confirmation of receipt; provided that notice of change of address shall be effective only upon receipt.

Section 4.03. Waiver; Amendment; Termination. Any party that is entitled to the benefits hereof may (a) extend the time for the performance of any of the obligations or other acts of the other parties, and (b) waive compliance with any of the agreements of any other party or conditions contained herein but solely, in the case of (a) and (b), with respect to the obligations, acts and agreements such party owes to the waiving party. Any agreement on the part of a party to any waiver shall be valid if set forth in an instrument in writing signed and delivered on behalf of such party. Waivers shall operate to waive only the specific matter described in the writing and shall not impair the rights of the party granting the waiver in other respects or at other times. A party’s waiver of a breach of a provision of this Agreement, or failure (on one or more occasions) to enforce a provision of, or to exercise a right under, this Agreement, shall not constitute a waiver of a similar breach, or of such provision or right other than as explicitly waived. This Agreement may not be amended or supplemented except by an instrument or instruments in writing signed and delivered on behalf of the Acquiror and the Stockholder Representative.

16

Section 4.04. Governing Law. This Agreement shall be governed in all respects (including as to validity, interpretation and effect) by the internal laws of the State of Delaware, without giving effect to any conflict of laws rules or principles that would require or permit the application of another jurisdiction’s laws.

Section 4.05. Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any state or federal court sitting in Wilmington, Delaware and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.02 shall be deemed effective service of process on such party.

Section 4.06. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

Section 4.07. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and difficult to determine and, in recognition of this fact, any party to this Agreement, without posting any bond or furnishing other security, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

Section 4.08. Counterparts; Effectiveness. This Agreement may be executed (including by facsimile or e-mail transmission) with counterpart signature pages or in any number of counterparts, each of which shall be deemed to be an original, and all of which shall, taken together, be considered one and the same agreement, it being understood that each party need not sign the same counterpart. This Agreement shall become effective when each party hereto shall have executed and delivered this Agreement. Until and unless each party has executed and delivered this Agreement, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

17

Section 4.09. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof.

Section 4.10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other governmental authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 4.11. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[Signature pages follow]

18

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement or have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ACQUIROR:

STARCO BRANDS, INC.

By:	/s/ Ross Sklar
Name:	Ross Sklar
Title:	Chief Executive Officer

STOCKHOLDER REPRESENTATIVE:

HAMILTON START, LLC

on beHALF OF THE INVESTORS:

By:	/s/ Demir Vangelov
Name:	Demir Vangelov
Title:	Managing Member

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of February 15, 2023 (as the same may be amended from time to time, the “Registration Rights Agreement”), by and between Starco Brands, Inc., a Nevada corporation (the “Acquiror”) and Hamilton Start, LLC, in its capacity as the Stockholder Representative (the “Stockholder Representative”). Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof as a “Transferee” of an Investor thereto, and shall have all of the rights and obligations of an “Investor” thereunder as if it had executed the Registration Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: February 15, 2023

Hamilton Start, LLC

By:	/s/ Demir Vangelov
Name:	Demir Vangelov
Title:	Managing Member

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of February 15, 2023 (as the same may be amended from time to time, the “Registration Rights Agreement”), by and between Starco Brands, Inc., a Nevada corporation (the “Acquiror”) and Hamilton Start, LLC, in its capacity as the Stockholder Representative (the “Stockholder Representative”). Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof as a “Transferee” of an Investor thereto, and shall have all of the rights and obligations of an “Investor” thereunder as if it had executed the Registration Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: February 15, 2023

a16z Seed-III, LLC (formerly known as AH Fund III Seed, L.L.C.)

By:	/s/ Scott Kupor
Name:	Scott Kupor
Title:	Managing Partner

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of February 15, 2023 (as the same may be amended from time to time, the “Registration Rights Agreement”), by and between Starco Brands, Inc., a Nevada corporation (the “Acquiror”) and Hamilton Start, LLC, in its capacity as the Stockholder Representative (the “Stockholder Representative”). Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof as a “Transferee” of an Investor thereto, and shall have all of the rights and obligations of an “Investor” thereunder as if it had executed the Registration Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: February 15, 2023

AH PARALLEL FUND IV, L.P. for itself and as nominee for AH Parallel Fund IV-A, L.P., AH Parallel Fund IV-B, L.P., and AH Parallel Fund IV-Q, L.P.

By:	AH Equity Partners IV (Parallel), L.L.C.

By:	/s/ Scott Kupor
Name:	Scott Kupor
Title:	Managing Partner

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of February 15, 2023 (as the same may be amended from time to time, the “Registration Rights Agreement”), by and between Starco Brands, Inc., a Nevada corporation (the “Acquiror”) and Hamilton Start, LLC, in its capacity as the Stockholder Representative (the “Stockholder Representative”). Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof as a “Transferee” of an Investor thereto, and shall have all of the rights and obligations of an “Investor” thereunder as if it had executed the Registration Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: February 15, 2023

ANDREESSEN HOROWITZ FUND IV, L.P. for itself and as nominee for Andreessen Horowitz Fund IV-A, L.P., Andreessen Horowitz Fund IV-B, L.P., and Andreessen Horowitz Fund IV-Q, L.P.

By:	AH Equity Partners IV. L.L.C.

By:	/s/ Scott Kupor
Name:	Scott Kupor
Title:	Managing Partner

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of February 15, 2023 (as the same may be amended from time to time, the “Registration Rights Agreement”), by and between Starco Brands, Inc., a Nevada corporation (the “Acquiror”) and Hamilton Start, LLC, in its capacity as the Stockholder Representative (the “Stockholder Representative”). Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof as a “Transferee” of an Investor thereto, and shall have all of the rights and obligations of an “Investor” thereunder as if it had executed the Registration Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: February 15, 2023

The Production Board, LLC

By:	/s/ David Friedberg
Name:	David Friedberg
Title:	CEO

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of February 15, 2023 (as the same may be amended from time to time, the “Registration Rights Agreement”), by and between Starco Brands, Inc., a Nevada corporation (the “Acquiror”) and Hamilton Start, LLC, in its capacity as the Stockholder Representative (the “Stockholder Representative”). Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof as a “Transferee” of an Investor thereto, and shall have all of the rights and obligations of an “Investor” thereunder as if it had executed the Registration Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: February 15, 2023

GV 2016, L.P. By: GV 2016 GP, L.P., its General Partner By: GV 2016 GP, L.L.C., its General Partner

By:	/s/ Inga Goldbard
Name:	Inga Goldbard
Title:	General Counsel

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of February 15, 2023 (as the same may be amended from time to time, the “Registration Rights Agreement”), by and between Starco Brands, Inc., a Nevada corporation (the “Acquiror”) and Hamilton Start, LLC, in its capacity as the Stockholder Representative (the “Stockholder Representative”). Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof as a “Transferee” of an Investor thereto, and shall have all of the rights and obligations of an “Investor” thereunder as if it had executed the Registration Rights Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: February 15, 2023

/s/ Robert Rhinehart
Robert Rhinehart